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                                                        Exhibit 23.2



         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
TriQuint Semiconductor, Inc.:


We consent to the use of our reports, dated February 7, 1997, incorporated by reference in this registration statement on Form S-8 dated July 18, 1997, of TriQuint Semiconductor, Inc.

                                        / s/ KPMG Peat Marwick LLP


                                        KPMG Peat Marwick LLP

Portland, Oregon
July 18, 1997